SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2012

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 27, 2012, Xcel Energy Inc. and its wholly-owned subsidiaries, Northern States Power Company, a Minnesota corporation (“NSP-Minnesota”), Northern States Power Company a Wisconsin corporation (“NSP-Wisconsin”), Public Service Company of Colorado (“PSCo”) and Southwestern Public Service Company (“SPS”), each entered into amended and restated credit agreements (the “New Facilities”) with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent, and the several lenders party thereto.

Each of the New Facilities amends and restates the relevant prior credit facility which was scheduled to expire in March 2015. The amount of each New Facility remains unchanged from the prior credit facilities:

•	Xcel Energy’s New Facility is in the amount of $800 million, and under certain conditions may be increased by up to $200 million;
•	NSP-Minnesota’s New Facility is in the amount of $500 million, and under certain conditions may be increased by up to $100 million;
•	PSCo’s New Facility is in the amount of $700 million, and under certain conditions may be increased by up to $100 million;
•	SPS’ New Facility is in the amount of $300 million , and under certain conditions may be increased by up to $50 million; and
•	NSP-Wisconsin’s New Facility is in the amount of $150 million.

Each of the New Facilities is unsecured, has a five-year term, and except for NSP-Wisconsin’s credit facility, contains maturity extension provisions for two additional one-year periods.  NSP-Wisconsin’s New Facility contains a maturity extension provision for an additional one-year period. The New Facilities permit borrowings at interest rates equal to the Eurodollar rate, plus a margin of 87.5 basis points to 175 basis points, or an alternate base rate.  The New Facilities also provide for a commitment fee that ranges from 7.5 basis points to 27.5 basis points on the unused portion of the line.  Interest rates and commitment fees are based on the applicable borrower’s then-current senior unsecured credit ratings.  Advances under the New Facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default.  Advances under the New Facilities will be used for general corporate purposes, including the repayment of outstanding indebtedness from time to time and as back-up liquidity for letters of credit.

Each of the New Facilities has one financial covenant, requiring that the applicable borrower’s consolidated funded debt to total capitalization ratio be less than or equal to 65 percent.  The New Facilities also contain covenants, which restrict the borrowers and certain subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens and transactions with affiliates. The New Facilities are subject to acceleration upon the occurrence of an event of default, including cross-default to indebtedness in excess of $75 million in the aggregate, change of control (as defined in the applicable borrower’s New Facility), nonpayment of monetary judgments of $75 million or more, and the occurrence of certain Employee Retirement Income Security Act of 1974 and bankruptcy events.

Copies of each New Facility are filed as Exhibits 99.01, 99.02, 99.03, 99.04 and 99.05 hereto and are incorporated by reference herein.  The description of the New Facilities above is qualified in its entirety by reference to the full text of each New Facility.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit	Description

99.01
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.02
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.03
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.04
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.05
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

By:	/s/ George E. Tyson, II
Name: George E. Tyson, II
Title: Vice President and Treasurer

Date:  August 2, 2012

Exhibit Index

Exhibit	Description

99.01
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.02
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.03
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.04
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent

99.05
Amended and Restated Credit Agreement, dated as of July 27, 2012 among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., and Barclays Bank Plc, as Syndication Agents, and Wells Fargo Bank, National Association, as Documentation Agent